Severance Charge	12 Months Ended
Dec. 31, 2014
Severance Charge Abstract [Abstract]
Severance Charge Disclosure [Text Block]
16. Severance Charge

On September 15, 2014, by mutual agreement of the Board of Directors (the “Board”) of the Company and Philip J. Young, Mr. Young stepped down from his role as President and Chief Executive Officer of the Company, effective September 15, 2014. In accordance with Mr. Young’s employment agreements, the Company recorded a severance charge in the quarter ended September 30, 2014 of $1,864,000 related to severance-period compensation and benefits, as well as stock-based compensation expense related to the accelerated vesting of stock options.  The composition of the severance charge and activity with regard to the severance liability is as follows:

Total severance charge	$1,864,000
Stock-based compensation	(1,161,000)
Cash compensation	703,000
Payments in 2014	148,000
Accrued severance, December 31, 2014	$555,000